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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 January 4, 1999

                         Commission File Number: 0-9969


                            Century Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

      District of Columbia                            54-1666769
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 (State or other jurisdiction of                  (I.R.S. Employer
  incorporation of organization)                 Identification No.)

       45034 Underwood Lane
          Sterling, Va.                                   20166
        (Mail) P.O. Box 319
          Sterling, Va.

                                                          20167
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(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (703) 471-7606.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              (1) Yes  X   No
                                      ---     ---
                              (2) Yes  X   No
                                      ---     ---


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Item 4. Changes In Registrant's Certifying Accountant

(a) Registrant announces hereby events which amount to the resignation, subsequent dismissal, and mutually agreed termination of the relationship between Registrant and its former independent accountant, Sobel & Co.

(i) The Registrant's former independent accountant, Sobel & Co., resigned by letter received by Registrant on December 16, 1998, and on December 23, 1998, unable to accept certain factual misstatements in such resignation letter, the Registrant dismissed Sobel & Co., Registrant's former independent accountant.

(ii) Sobel & Co., the Registrant's former accountant, did not reflect any adverse opinion or disclaimer of opinion in reference to the Registrant, nor did Sobel & Co disclaim, qualify or modify as to uncertainty, any opinion rendered by it.

(iii) Registrant's decision to dismiss Sobel & Co. was recommended by Registrant's Audit Committee.

(iv) Prior to this development there were no disagreements with Sobel & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Sobel & Co., Registrant's former independent accountant advised Registrant that information had come to its attention that led Sobel & Co. to be no longer willing to rely on management's representations. Sobel & Co. felt that it could not rely on management's representations concerning: (a) the employment of a corporate consulting entity and the need to report the perceived role of one of that corporate consulting entity's shareholders in the perceived management of the Registrant; (b) the Registrant's perceived lack of retention of outside directors; (c) the perceived lack of sufficient audit committee meetings and perceived attendance of only two of the Registrant's three audit committee members at a December 1, 1998, audit committee meeting; (d) Sobel & Co.'s demand the Registrant retain other legal counsel, and (e) Sobel & Co.'s concern that the filing of Registrant's Form 10-QSB for the quarter ended September 30, 1998, was effectuated on too short a time frame for Sobel & Co. to provide comments thereto, the contents of which Sobel & Co., upon subsequent review, felt were erroneous and misleading, thus causing Sobel & Co. to inform the Registrant, leading to subsequent amendment thereof. The circumstances around this filing led Sobel & Co. to conclude that it had concerns about Sobel & Co.'s ability to rely on management to prepare adequate consolidated financial statements to be included in Commission filings; (f) and, finally, the perception that personal loans and advances were being made to officers and consultants of Registrant. Sobel & Co. did not believe this perceived activity was appropriate and based upon concerns reflected in (a) through (f), supra, Sobel & Co. developed concern about its ability to rely on Registrant's accounting and reporting systems, as well as representations made by management, and thus questioned the ability of management to produce accurate consolidated financial statements.

While Registrant had factual differences with Sobel & Co.'s perceptions, and would have wished an opportunity to discuss these factual issues prior to Sobel's resignation, Registrant chose, in lieu of such factual difference to respect Sobel and Co.'s resignation decision. Registrant has made this determination after having terminated Sobel & Co., on December 23, 1998, for what Registrant perceived was Sobel & Co.'s failure to review these factual issues, and having, subsequently thereto, to respect Sobel & Co.'s perceptions



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in lieu of factual discussion and thus let stand Sobel and Co.'s termination of
December 23, 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Century Industries, Inc.



January 4, 1999               /s/ Ted L. Schwartzbeck
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                              Ted L. Schwartzbeck
                              Chairman




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